Exhibit 10.14

Waiver and Extension of registration rights

This Waiver and Extension of Registration Rights (this “Agreement”) dated as of March 21, 2024, is by and among Presto Automation Inc., a Delaware corporation (“Presto”), Presto CA LLC, a Delaware limited liability company (“CA”), CEOF Holdings LP, a Delaware limited partnership (“CEOF”), and certain entities affiliated with Metropolitan Partners Group Administration, LLC, a Delaware limited liability company listed on the signature pages hereto (collectively with CEOF, “Met” and, together with Presto and CA, the “Parties” and each a “Party”).

RECITALS

WHEREAS, Presto and CA are party to that certain Registration Rights Agreement dated as of October 16, 2023 (the “CA RRA”);

WHEREAS, Presto and Met are party to (i) that certain Amended and Restated Registration Rights Agreement, dated as of September 21, 2022, and (ii) that certain Registration Rights Agreement, dated as of March 31, 2023 (together, the “Met RRAs”);

WHEREAS, Section 2 of the CA RRA and Section 1(a) of each of the Met RRAs contain certain registration rights (the “Registration Rights”);

WHEREAS, the Registration Rights were triggered by the issuance of certain anti-dilution securities of Presto to CA and Met (the “November 2023 Anti-Dilution Shares”) in connection with Presto’s registered direct offering that closed on November 21, 2023 (the “November 2023 Offering”), which required Presto to register such anti-dilution shares on or before December 21, 2023, which is the date that is 30 days after the closing of the November 2023 Offering;

WHEREAS, the Parties entered into that certain Waiver and Extension of Registration Rights on December 21, 2023, pursuant to which the Parties established February 20, 2024 as the new deadline for Presto to register the November 2023 Anti-Dilution Shares;

WHEREAS, the Registration Rights were further triggered by the issuance of certain anti-dilution securities of Presto to CA and Met (the “January 2024 Anti-Dilution Shares”) in connection with Presto’s issuance of subordinated convertible notes that closed on February 2, 2024 (the “January Notes Offering”), which required Presto to register such anti-dilution shares on or before March 3, 2024, which is the date that is 30 days after the closing of the January Notes Offering;

WHEREAS, the Registration Rights were further triggered by the issuance of certain securities of Presto to Met pursuant to Section 8(i)(4) of that certain Forbearance and Fourth Amendment to Credit Agreement, dated January 22, 2024, among Presto Automation LLC (f/k/a E La Carte, LLC, f/k/a Ventoux Merger Sub II LLC), the Company, Metropolitan Partners Group Administration, LLC, as agent, and the Lenders (as defined therein) (the “Forbearance Shares”);

WHEREAS, the Registration Rights were further triggered by the issuance of certain anti-dilution securities of Presto to CA and Met (the “March 2024 Anti-Dilution Shares” and, collectively with the November 2023 Anti-Dilution Shares and the January 2024 Anti-Dilution Shares, the “Anti-Dilution Shares”) in connection with Presto’s registered direct offering that closed on March 4, 2024 (the “March 2024 Offering”), which required Presto to register such anti-dilution shares on or before April 3, 2024, which is the date that is 30 days after the closing of the March 2024 Offering;

WHEREAS, Presto filed its quarterly report on Form 10-Q for the quarter ended December 31, 2023 shortly after the extended due date and is therefore currently not eligible to use Form S-3 to register the resale of the Anti-Dilution Shares and the Forbearance Shares;

WHEREAS, Presto is in discussions with the Securities and Exchange Commission (the “SEC”) to allow Presto to file a Form S-3 to register the resale of the Anti-Dilution Shares and the Forbearance Shares but no decision has been made as of the date hereof; and

WHEREAS, the Parties desire to establish April 15, 2024 as the new deadline for Presto to register the Anti-Dilution Shares and the Forbearance Shares (the “Amended Registration Deadline”) to allow additional time for Presto to receive a decision from the SEC regarding Form S-3;

NOW THEREFORE, in consideration of the terms, conditions and covenants set forth below, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, promise and agree as follows. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the CA RRA and Met RRAs, respectfully, as amended hereby.

1.            Waiver and Extension. The Parties hereby agree that (i) for purposes of Section 2 of the CA RRA, the Filing Date shall be the Amended Registration Deadline and (ii) for purposes of Section 1(a) of each of the Met RRAs, the Filing Deadline shall be the Amended Registration Deadline, and CA and Met hereby waive any rights or claims with respect to Presto’s failure to cause the registration of Anti-Dilution Shares and the Forbearance Shares before the Amended Registration Deadline (the “Waiver”). The Waiver is a limited, one time waiver and, except as expressly set forth herein, shall not be deemed to: (a) constitute a waiver of or consent to any other breach of the CA RRA or Met RRAs, whether now existing or hereafter arising, (b) constitute a waiver of any right or remedy of CA or Met under the CA RRA or Met RRAs, respectively, for any other purpose (all such rights and remedies being expressly reserved by the CA and Met), or (c) establish a custom or course of dealing or conduct between CA or Met, on the one hand, and Presto, on the other hand.

2.            Valid Amendment. This Agreement is made in accordance with Section 6(d) of the CA RRA and Section 12(d) of the Met RRAs and constitutes integral parts thereof.

3.            Confirmation, Ratification and Entire Agreements. Except as expressly amended and modified herein, the CA RRA and Met RRAs shall continue in full force and effect, and the parties hereby ratify and confirm the CA RRA and Met RRAs, respectfully, as hereby amended. All references to the CA RRA or Met RRAs in any document, instrument, agreement, or writing delivered pursuant to the CA RRA or Met RRAs (as amended hereby) shall hereafter be deemed to refer to the CA RRA or Met RRAs as amended hereby. The CA RRA and Met RRAs (as amended hereby) and any other documents, instruments, and agreements among the parties as contemplated by or referenced in the CA RRA or Met RRAs comprise the complete and exclusive agreement between the parties regarding the subject matter of this Agreement, and supersede all oral and written communications, negotiations, representations or agreements in relation to that subject matter made or entered into before the date hereof.

4.            Miscellaneous. With respect to the CA RRA, Sections 6(d) (Amendments and Waivers), 6(e) (Notices), 6(f) (Successors and Assigns), 6(h) (Execution and Counterparts), 6(i) (Governing Law), and 6(k) (Severability) of the CA RRA are incorporated herein by reference, mutatis mutandis. With respect to the Met RRAs, Sections 12(d) (Amendments and Waivers), 12(e) (Successors and Assigns), 12(g) (Severability), 12(h) (Counterparts), 12(j) (Governing Law; Jurisdiction), 12(k) (Notices), and 12(l) (Mutual Waiver of Jury Trial) of the Met RRAs are incorporated herein by reference, mutatis mutandis. Upon the effectiveness of this Agreement, each reference in the CA RRA or Met RRAs to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the CA RRA or Met RRAs shall mean and refer to the CA RRA or Met RRAs as amended by this Agreement.

[SIGNATURE PAGES follow]

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer(s) as of the day and year first above written.

Presto Automation Inc.:

By:	/s/ Guillaume Lefevre
Name: Guillaume Lefevre
Title: Interim Chief Executive Officer

[Signature Page to Waiver and Extension of Registration Rights]

Presto CA LLC:

By:	/s/ Joseph McCoy
Name: Joseph McCoy
Title: Authorized Signatory

[Signature Page to Waiver and Extension of Registration Rights]

Metropolitan Levered Partners Fund VII, LP:

By:	/s/ Paul K. Lisiak
Name: Paul K. Lisiak
Title: Managing Partner

Metropolitan Partners Fund VII, LP:

By:	/s/ Paul K. Lisiak
Name: Paul K. Lisiak
Title: Managing Partner

Metropolitan Offshore Partners Fund VII, LP:

By:	/s/ Paul K. Lisiak
Name: Paul K. Lisiak
Title: Managing Partner

CEOF Holdings LP:

By:	/s/ Daniel Friedman
Name: Daniel Friedman
Title: General Counsel

[Signature Page to Waiver and Extension of Registration Rights]